Exhibit 99.2

Fannie Mae
Monthly Summary

March 2004

Fannie Mae’s summary of monthly business volumes, delinquency rates, and interest rate risk measures reflect the company’s continued record of disciplined growth.

Because of increased levels of actual and anticipated variability in performance measures on a month-to-month and quarter-to-quarter basis, management believes that it is important to view these measures on a year-to-date basis, and in the context of our longer-term outlook.

HIGHLIGHTS FOR MARCH INCLUDE:

•	Total business volume rose to $59.1 billion from $50.8 billion in February.

•	Retained commitments rose for the third month to $29.4 billion in March. Mortgage portfolio purchases rose to $20.3 billion in March from $12.2 billion in February.

•	Fannie Mae’s book of business grew at an annualized 5.0 percent rate compared with 7.0 percent the previous month.

•	Outstanding MBS grew at a 9.5 percent annual rate.

•	The mortgage portfolio declined at a 1.6 percent annual rate in March.

•	The duration gap on Fannie Mae’s mortgage portfolio averaged 0 months in March.

•	Both the conventional single-family and multifamily delinquency rates remained stable in February at 0.61 percent and 0.24 percent, respectively.

MORTGAGE MARKET HIGHLIGHTS:

•	Total residential mortgage debt outstanding grew by 12.5 percent during all of 2003, the strongest annual rate of mortgage market growth since 1986.

BUSINESS BALANCES AND GROWTH ($ in Millions) 1/

	Mortgage Portfolio, Gross 2, 3/		Outstanding MBS 4/		Book of Business 3/
	End Balance	Growth Rate 5/	End Balance	Growth Rate 5/	End Balance	Growth Rate 5/
April 2003	$819,774	3.2%	$1,156,205	67.6%	$1,975,979	36.7%
May 2003	817,404	(3.4)%	1,186,128	35.9%	2,003,532	18.1%
June 2003	814,882	(3.6)%	1,237,461	66.3%	2,052,343	33.5%
July 2003	838,236	40.4%	1,248,869	11.6%	2,087,104	22.3%
August 2003	865,461	46.8%	1,227,115	(19.0)%	2,092,576	3.2%
September 2003	917,123	100.5%	1,211,079	(14.6)%	2,128,202	22.5%
October 2003	912,658	(5.7)%	1,239,925	32.6%	2,152,583	14.6%
November 2003	906,380	(7.9)%	1,264,673	26.8%	2,171,053	10.8%
December 2003	898,438	(10.0)%	1,300,166	39.4%	2,198,604	16.3%
Full year 2003	$898,438	13.1%	$1,300,166	26.3%	$2,198,604	20.6%

January 2004	$886,665	(14.6)%	$1,318,712	18.5%	$2,205,376	3.8%
February 2004	882,108	(6.0)%	1,335,714	16.6%	2,217,822	7.0%
March 2004	880,911	(1.6)%	1,345,892	9.5%	2,226,803	5.0%
YTD 2004	$880,911	(7.6)%	$1,345,892	14.8%	$2,226,803	5.2%

BUSINESS VOLUMES ($ in Millions) 1/

	MBS
			Total	Fannie Mae	MBS Issues
	Single-family	Multifamily	Lender-originated	MBS	Acquired	Portfolio	Business
	Issues	Issues	Issues 6/	Purchases 7/	by Others	Purchases	Volume
April 2003	$120,976	$667	$121,643	$25,648	$95,995	$43,028	$139,024
May 2003	107,447	989	108,436	23,180	85,256	43,749	129,005
June 2003	121,457	1,449	122,906	21,655	101,251	41,183	142,434
July 2003	118,545	1,420	119,965	48,266	71,699	72,447	144,146
August 2003	108,866	796	109,662	54,295	55,367	82,656	138,023
September 2003	116,105	4,192	120,297	73,504	46,793	98,804	145,597
October 2003	78,765	3,009	81,774	9,110	72,664	27,609	100,273
November 2003	56,840	3,657	60,497	2,888	57,609	17,596	75,205
December 2003	56,598	4,265	60,863	1,226	59,637	13,775	73,412
Full year 2003	$1,175,599	$23,018	$1,198,617	$348,413	$850,204	$572,852	$1,423,056

January 2004	$44,289	$505	$44,794	$268	$44,527	$8,573	$53,100
February 2004	38,605	200	38,804	181	38,624	12,170	50,794
March 2004	44,345	1,019	45,365	6,507	38,858	20,260	59,118
YTD 2004	$127,240	$1,724	$128,963	$6,956	$122,008	$41,004	$163,013

MORTGAGE PORTFOLIO COMMITMENTS, PURCHASES, AND SALES ($ in Millions) /1

		Purchases				Mortgage
	Retained	Single-		Total		Portfolio
	Commitments	family	Multifamily	Purchases	Net Yield 8/	Sales
April 2003	$41,427	$42,395	$633	$43,028	5.20%	$646
May 2003	73,784	42,795	954	43,749	5.12%	1,894
June 2003	75,515	40,306	877	41,183	4.96%	2,885
July 2003	77,679	70,246	2,201	72,447	4.86%	513
August 2003	43,351	81,255	1,401	82,656	4.83%	384
September 2003	27,961	97,693	1,111	98,804	4.85%	581
October 2003	12,313	26,353	1,256	27,609	4.98%	1,227
November 2003	13,104	16,540	1,056	17,596	4.20%	1,452
December 2003	8,057	12,249	1,526	13,775	4.96%	2,875
Full year 2003	$489,073	$559,669	$13,183	$572,852	5.00%	$13,727

January 2004	$11,696	$7,996	$577	$8,573	4.77%	$2,025
February 2004	12,576	11,834	337	12,170	3.68%	1,326
March 2004	29,411	19,406	854	20,260	4.53%	1,023
YTD 2004	$53,683	$39,237	$1,768	$41,004	4.33%	$4,374

1/	Represents unpaid principal balance.

2/	Excludes mark-to-market adjustments, deferred balances and allowance for losses. Includes $532 billion of Fannie Mae MBS as of March 31, 2004.

3/	Prior periods have been revised to be consistent with balance sheet reclassifications implemented during the third quarter of 2003.

4/	MBS held by investors other than Fannie Mae’s portfolio.

5/	Growth rates are compounded.

6/	Excludes MBS issued from Fannie Mae’s portfolio, which was $1,400 million in March 2004.

7/	Included in total portfolio purchases.

8/	Yields shown on a taxable-equivalent basis.

Numbers may not foot due to rounding.

LIQUIDATIONS ($ in Millions) /1					DELINQUENCY RATES
	Mortgage Portfolio		Outstanding MBS		Single-family Conventional 2/
	Liquidations		Liquidations		Non-Credit	Credit		Multifamily
	Amount	Annual Rate	Amount	Annual Rate	Enhancement 3/	Enhancement 4/	Total 5/	Total 6/
April 2003	$40,465	59.44%	$47,956	50.84%	0.29%	1.34%	0.56%	0.09%
May 2003	44,203	64.95%	57,226	58.64%	0.29%	1.38%	0.55%	0.15%
June 2003	41,279	60.85%	52,607	52.09%	0.29%	1.42%	0.56%	0.13%
July 2003	48,309	70.33%	60,611	58.51%	0.29%	1.47%	0.57%	0.13%
August 2003	55,220	77.99%	76,854	74.50%	0.29%	1.52%	0.58%	0.13%
September 2003	44,244	59.65%	63,577	62.58%	0.29%	1.56%	0.58%	0.12%
October 2003	30,862	40.48%	44,975	44.04%	0.29%	1.56%	0.57%	0.12%
November 2003	22,438	29.60%	34,214	32.78%	0.30%	1.63%	0.59%	0.13%
December 2003	18,859	25.08%	26,301	24.61%	0.30%	1.65%	0.60%	0.27%
Full year 2003	$451,487	53.29%	$591,351	50.15%

January 2004	$18,274	24.57%	$27,717	25.40%	0.31%	1.70%	0.61%	0.24%
February 2004	15,419	20.92%	22,948	20.75%	0.31%	1.70%	0.61%	0.24%
March 2004	20,444	27.83%	29,702	26.58%
YTD 2004	$54,136	24.41%	$80,367	24.26%

AVERAGE INVESTMENT BALANCES ($ in Millions)

	Net	Liquid	Total Net
	Mortgages	Investments	Investments
April 2003	$809,928	$75,874	$885,804
May 2003	806,511	83,895	890,406
June 2003	808,205	86,136	894,341
July 2003	813,728	82,011	895,739
August 2003	832,100	95,607	927,708
September 2003	876,724	78,892	955,617
October 2003	906,989	68,317	975,305
November 2003	902,601	63,262	965,863
December 2003	898,858	65,966	964,824
Full year 2003	$839,171	$75,114	$914,286

January 2004	$888,908	$68,830	$957,738
February 2004	883,892	63,749	947,641
March 2004	876,205	66,996	943,201
YTD 2004	$883,002	$66,525	$949,527

INTEREST RATE RISK DISCLOSURES

		Rate Level Shock (50bp) 8/		Rate Slope Shock (25bp) 8/
	Effective	1 Year Portfolio	4 Year Portfolio	1 Year Portfolio	4 Year Portfolio
	Duration Gap 7/	Net Interest	Net Interest	Net Interest	Net Interest
	(in months)	Income at Risk	Income at Risk	Income at Risk	Income at Risk
April 2003	-2	2.1%	2.5%	4.6%	6.5%
May 2003	-5	0.7%	2.2%	5.3%	7.1%
June 2003	-1	2.1%	6.6%	3.9%	5.9%
July 2003	6	9.3%	8.7%	1.9%	2.9%
August 2003	4	4.8%	3.2%	3.4%	5.2%
September 2003	1	2.7%	1.3%	5.2%	6.8%
October 2003	1	4.5%	2.4%	4.1%	5.9%
November 2003	-1	3.7%	2.7%	3.7%	6.1%
December 2003	-1	2.6%	2.1%	3.6%	6.1%
January 2004	-1	0.9%	3.1%	3.0%	6.4%
February 2004	-1	1.4%	3.3%	3.7%	6.7%
March 2004	0	3.8%	5.4%	4.0%	6.6%

1/	Represents unpaid principal balance.

2/	Includes conventional loans three or more months delinquent or in foreclosure process as a percent of the number of loans.

3/	Loans without primary mortgage insurance or any credit enhancements.

4/	Loans with primary mortgage insurance and other credit enhancements.

5/	Total of single-family non-credit enhanced and credit enhanced loans.

6/	Includes loans two or more months delinquent as a percent of loan dollars and includes the total mortgage credit book of business.

7/	The duration gap is a weighted average for the month.

8/	Expresses projected core net interest income under the more adverse of the interest rate and yield curve scenarios as a percentage of projected net interest income without the rate shocks.

Numbers may not foot due to rounding.

The information presented in this report is unaudited and includes, in the opinion of management, all adjustments (consisting of normally recurring accruals) necessary for a fair presentation. The data should be read in conjunction with audited financial statements and notes to financial statements that are available from the corporation. For more information regarding Fannie Mae, or for a more detailed quarterly report on Fannie Mae’s activity, please visit www.fanniemae.com or contact us at (202) 752-7115.